THE ALGER AMERICAN FUND

                         SUPPLEMENT DATED JULY 10, 2006
                                     TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2006



The following updates the information in the Statement of Information regarding the Fund's portfolio managers.

(1) The line item for Andrew Silverberg in the table under "Other Accounts Managed by Portfolio Managers" on page 21 of the Statement of Additional Information is hereby replaced with the following:

Andrew Silverberg 2($2,129.7)               ---               ---

(2) In addition, the line item for Mr. Silverberg in the table under "Securities Owned by the Portfolio Managers" on page 21 of the Statement of Additional Information is hereby replaced with the following:

Andrew Silverberg          MidCap Growth                      A
                           Income & Growth                    A